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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): NOVEMBER 26, 1997

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                      CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                       333-25683                       75-2672663
       (State or Other             (Commission File Number)            (I.R.S. Employer
Jurisdiction of Incorporation)                                      Identification Number)
     600 CONGRESS AVENUE                                                    78701
          SUITE 1400                                                      (Zip code)
        AUSTIN, TEXAS
    (Address of principal
      executive offices)
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       Registrant's telephone number, including area code: (512) 404-6840

                                 NOT APPLICABLE
                 (former address if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS.

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
    10.1    -- Amended and Restated Credit Agreement dated as of
               February 20, 1997 and amended and restated as of August
               12, 1997 (the "Credit Agreement"), among Capstar
               Broadcasting Corporation, Capstar Broadcasting Partners,
               Inc., Capstar Radio Broadcasting Partners, Inc., various
               banks, BankBoston, N.A., as managing agent, NationsBank
               of Texas, N.A., as syndication agent, The Bank of New
               York, as documentation agent, and Bankers Trust Company,
               as administrative agent.(1)
    10.2    -- First Amendment to the Credit Agreement dated as of
               August 21. 1997.(1)
    10.3    -- Second Amendment to the Credit Agreement dated as of
               September 26, 1997.(1)
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(1) Incorporated by reference to Capstar Radio Broadcasting Partners, Inc.'s
    Current Report on Form 8-K dated November 26, 1997, File No. 33-92732.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPSTAR BROADCASTING PARTNERS, INC.
                                            (Registrant)

                                            By:      /s/ PAUL D. STONE
                                              ----------------------------------
                                              Name: Paul D. Stone
                                              Title:  Executive Vice President

Date: November 26, 1997

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                               INDEX TO EXHIBITS

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          10.1           -- Amended and Restated Credit Agreement dated as of
                            February 20, 1997 and amended and restated as of August
                            12, 1997 (the "Credit Agreement"), among Capstar
                            Broadcasting Corporation, Capstar Broadcasting Partners,
                            Inc., Capstar Radio Broadcasting Partners, Inc., various
                            banks, BankBoston, N.A., as managing agent, NationsBank
                            of Texas, N.A., as syndication agent, The Bank of New
                            York, as documentation agent, and Bankers Trust Company,
                            as administrative agent.(1)
          10.2           -- First Amendment to the Credit Agreement dated as of
                            August 21. 1997.(1)
          10.3           -- Second Amendment to the Credit Agreement dated as of
                            September 26, 1997.(1)

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(1) Incorporated by reference to Capstar Radio Broadcasting Partners, Inc.'s
    Current Report on Form 8-K dated November 26, 1997, File No. 33-92732.